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                                                                   Exhibit 23.2


                         CONSENT OF MORRISON & FOERSTER


We hereby consent to the reference to our firm under the heading "Experts" in the Registration Statement on Form F-1 filed by Linktone Ltd.



/s/ Morrison & Foerster

Shanghai, People's Republic of China
February 17, 2004